SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
             Securities Exchange Act of 1934

Date of Report (Date of earliest event report): November 27, 1996

            Merrill Lynch Mortgage Investors, Inc.
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(Exact name of registrant as specified in its charter)

                   Delaware
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(State or other jurisdiction of incorporation)

       333-7569                                                13-3416059
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(Commission File Number)                       (IRS Employer Identification No.)

             World Financial Headquarters
                North Tower - 10th Fl.
             New York, New York 10281-1310
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(Address of principal executive offices and Zip code)

Registrant's telephone number, including area code: (212) 449-0336

                Not Applicable
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(Former name or former address, if changed since last report)

Item 5. Other Events
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Merrill Lynch Mortgage Investors, Inc. files herewith a copy of the Servicer's reports for the period October 28, 1996 to November 27, 1996, relating to its Home Equity Asset Backed Class A, Class B, and Class M Certificates.


SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                Merrill Lynch Mortgage Investors, Inc.


                By:  /s/ Michael M. McGovern

                     Michael M. McGovern

                Its: Director and Secretary


Dated:  January 20, 1997

                        INDEX TO EXHIBITS


Exhibit No. 99                          SERVICING STATEMENT
Exhibit No. 99                          STATEMENT TO CERTIFICATEHOLDERS